UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013 (December 6, 2013)

PROSPECT CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

10 East 40th Street, 44th Floor, New York, NY 10016

(Address of principal executive offices and zip code)

212-448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At 10:30 a.m. (Eastern Time) on December 6, 2013, Prospect Capital Corporation (the “Company”) held its Annual Meeting of Stockholders at the Company’s offices at 10 East 40th Street, 44th Floor, New York, New York 10016 (the “Annual Meeting”).  At the Annual Meeting, the Company’s common stockholders voted on three proposals, all of which were approved.  The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2013.  As of September 10, 2013, the record date, 263,751,813 shares of common stock were eligible to vote, which included 3,932,525 shares owned by affiliates.  The final voting results from the Annual Meeting were as follows:

Proposal 1.      The Company’s stockholders elected two directors of the Company.  Each of Eugene S. Stark and John F. Barry III will serve as a Class III director until the annual meeting of stockholders of the Company in 2016 and until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity.  The two directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld	Broker Non-Votes
Eugene S. Stark	173,696,632	7,024,414	23,609,214
John F. Barry III	172,579,341	8,141,705	23,609,214

Proposal 2.      The Company’s stockholders ratified the selection of BDO USA LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014, as set forth below:

For	Against	Abstained	Broker Non-Votes
197,815,914	3,796,106	2,718,240	—

Proposal 3.      The Company’s stockholders approved a proposal to authorize the Company, with the approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain conditions described in detail in the Company’s definitive proxy statement as filed with the SEC on September 10, 2013 (including that the number of shares sold on any given date does not exceed 25% of its outstanding common stock immediately prior to such sale), as set forth below:

For	Against	Abstained	Broker Non-Votes
148,731,075	28,248,799	3,741,172	23,609,214

The vote on the above proposal, adjusted for 3,932,525 affiliated shares, was as follows:

For	Against	Abstained	Broker Non-Votes
144,798,550	28,248,799	3,741,172	23,609,214

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Prospect Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

Dated: December 11, 2013	By:	/s/ John F. Barry III
John F. Barry III
Chief Executive Officer